UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2020

ACORN ENERGY, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-33886	22-2786081
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

1000 N West St., Suite 1200, Wilmington, Delaware	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (410) 654-3315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 30, 2020, the Registrant’s OmniMetrix, LLC subsidiary received $419,800 in unsecured loan funding from the Small Business Administration (“SBA”) Paycheck Protection Program (“PPP”), established pursuant to the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), as evidenced by a promissory note issued by OmniMetrix in favor of Regions Bank, the lender, dated April 28, 2020. The Registrant had previously received $41,600 in unsecured loan funding under the PPP as evidenced by a promissory note issued by the Registrant in favor of Regions Bank, the lender, dated April 20, 2020. The Registrant and OmniMetrix plan to use the proceeds of the respective loans (the “PPP Loans”) to cover payroll costs and other permitted expenses in accordance with the relevant terms and conditions of the CARES Act.

Subject to the terms of the promissory notes, each of the PPP Loans bears interest at a fixed rate of one percent (1%) per annum, with the first six months of interest deferred, has a term of two years, and is unsecured and guaranteed by the SBA.

Under the CARES Act, PPP loan recipients can apply for and be granted forgiveness for all or a portion of a loan granted under the PPP, with such forgiveness to be determined, subject to limitations, based on the use of the loan proceeds for payment of payroll costs and other forgivable purposes as required under the CARES Act and any rule, regulation or guidance issued by the SBA pursuant to the CARES Act. While the Registrant currently believes that the use of the proceeds of the respective PPP Loans by it and OmniMetrix will meet the conditions for forgiveness under the PPP, no assurance can be provided that the Registrant and/or OmniMetrix will obtain forgiveness of the PPP Loans in whole or in part.

To the extent the PPP Loans are not forgiven under the PPP, the Registrant and/or OmniMetrix, as applicable, would be obligated to make equal monthly payments of principal and interest, beginning seven months from the date of the applicable promissory note, until the maturity date. The PPP Loans may be prepaid in part or in full, at any time, without penalty. The promissory notes provide for customary events of default, and the PPP Loans may be accelerated upon the occurrence of any such events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of May, 2020.

ACORN ENERGY, INC.

By:	/s/Tracy S. Clifford
Name:	Tracy S. Clifford
Title:	Chief Financial Officer